Kurv Technology Titans Select ETF (Ticker: KQQQ)

Principal U.S. Listing Exchange for the Fund: The NASDAQ Stock Market, LLC

Supplement dated November 10, 2026
to the Fund’s Prospectus
and
Statement of Additional Information
each dated September 30, 2026,

(the “Supplement”)

The following amends information contained in the Fund’s current Prospectus and Statement of Additional Information and should be read in conjunction with the Fund’s current Prospectus and Statement of Additional Information.

INVESTMENT ADVISORY AGREEMENT

On October 29, 2026, at a Special Meeting of Shareholders (the “Meeting”) of the Kurv ETF Trust (the “Trust”), shareholders approved a new advisory agreement between Kurv Investment Management LLC and the Trust, on behalf of the Kurv Technology Titans Select ETF (the “Fund”).

Accordingly, the disclosure under the heading “FUND MANAGEMENT – ADVISER” of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 serves as the investment adviser to the Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for the Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for overseeing the management of the Fund’s investments and providing certain administrative services and facilities under an investment management agreement between the Fund and the Adviser (the “Management Agreement”).

The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the business affairs of the Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides to the Fund, the Fund pays the Adviser a management fee calculated daily and paid monthly at an annual rate of 0.99% of the average daily net assets of the Fund.

Under the Management Agreement, the Adviser has agreed to pay limited expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Prior to March 31, 2025, the Fund was responsible for its own expenses.

The Adviser has contractually agreed to limit the current operating expenses of the Fund until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) will not exceed 0.97% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

A discussion regarding the basis for the Board’s approval of the Management Agreement with the Adviser will be available in the Fund’s Forms N-CSR for the fiscal period ending November 30, 2026.

Additionally, the disclosure under the heading “MANAGEMENT AND OTHER SERVICE PROVIDERS – Investment Adviser” of the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

Investment Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, serves as the investment adviser to the Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for the Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Pursuant to an investment management agreement (the “Management Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to such policies as the Board of Trustees may determine, is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Management Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Management Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. The Management Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Management Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Fund may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Management Agreement was approved by Board of the Trust, including by a majority of the Independent Trustees, with respect to the Fund at a meeting held on August 4, 2026, and was approved by shareholders of the Fund at a special shareholder meeting of the Fund held on October 29, 2026.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Management Agreement; assisting the Fund in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws are maintained and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Subject to the general oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Fund, audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Management Agreement) under what is essentially an all-in fee structure. The Fund bears other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

Pursuant to the Management Agreement, the Fund pays the Adviser a fee (“Management Fee”) in return for providing investment management, investment advisory, and supervisory services and for being obligated to pay certain Fund expenses discussed above. The Adviser is paid a monthly Management Fee at an annual rate of 0.99% of the average daily net assets of the Fund.

The Adviser may from time to time waive all or a portion of its Management Fee. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice.

The Adviser has contractually agreed to limit current operating expenses of the Fund until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.97%, of average daily net assets. These fee waivers and expense reimbursements are subject to recoupment from the Fund within the three years after the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s Form N-CSR for the fiscal period ending November 30, 2026.

You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information dated September 30, 2026, which provides information that you should know about each Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-833-595-KURV (5878).